SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 2, 2004

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

TRANSTECHNOLOGY CORPORATION

FORM 8-K

ITEM 5.     Other Events and Required FD Disclosure.

     On August 2, 2004, the Registrant issued a press release announcing that it has amended its financing agreement with The CIT Group/Business Credit, Inc. to extend the maturity date of the agreement to January 31, 2005. The amendment to the financing agreement is attached hereto as Exhibit 10.29, and the press release is attached hereto as Exhibit 99.1.

ITEM 7.     Financial Statements and Exhibits.

     (c)     Exhibits.

Exhibit	Description

10.29	Amendment dated as of July 30, 2004 by and among TransTechnology Corporation, NORCO, Inc. (n/k/a TransTechnology Connecticut Corporation) and The CIT Group/Business Credit, Inc.

99.1	Press Release issued August 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION

By: /s/ Joseph F. Spanier
     Joseph F. Spanier

Its: Vice President, Chief Financial Officer and Treasurer

Date: August 4, 2004

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